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SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
EFC BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123
(847) 741-3900

March 20, 2003

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of EFC Bancorp, Inc. The meeting will be held at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois on Tuesday, April 22, 2003, at 2:00 p.m., Central time.

        The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the annual meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                          Sincerely,

                          Leo M. Flanagan, Jr.
                           Chairman of the Board

EFC BANCORP, INC.
1695 Larkin Avenue
Elgin, Illinois 60123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        On Tuesday, April 22, 2003, EFC Bancorp, Inc. (the "Company"), will hold its Annual Meeting of Shareholders at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois. The meeting will begin at 2:00 p.m., Central time. At the meeting, the shareholders will consider and act on the following:

  1.
  the election of three directors to serve for a term of three years;

  2.
  the ratification of the appointment of KPMG LLP as independent auditors of the Company for the year ending December 31, 2003; and

  3.
  the transaction of any other business that may properly come before the meeting.

        Note:    The Board of Directors is not aware of any other business to come before the meeting.

        Shareholders of record at the close of business on March 7, 2003 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          Ursula Wilson
                           Corporate Secretary

Elgin, Illinois
March 20, 2003

        IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

EFC BANCORP, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 22, 2003

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of EFC Bancorp, Inc. ("EFC" or the "Company") to be used at the Annual Meeting of Shareholders of the Company. The Company is the holding company for EFS Bank (the "Bank"). The annual meeting will be held on Tuesday, April 22, 2003 at 2:00 p.m., Central time at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois. The 2002 Annual Report to Shareholders, including the consolidated financial statements of the Company for the year ended December 31, 2002, accompanies this proxy statement which is first being mailed to shareholders on or about March 20, 2003.

Voting And Proxy Procedure

Who Can Vote at the Meeting

        You are entitled to vote your EFC common stock if the records of the Company show that you held your shares as of the close of business on March 7, 2003. As of the close of business on that date, a total of 4,593,560 shares of EFC common stock were outstanding. Each share of common stock has one vote. However, as provided in the Company's Certificate of Incorporation, recordholders of common stock that is beneficially owned, either directly or indirectly, by a person beneficially owning in excess of 10% of the Company's outstanding stock are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

        Your admission ticket to the annual meeting is included with this proxy statement. If you plan to attend the meeting, please bring your admission ticket with you as you must have it in order to attend the meeting.

Vote Required

        The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting and abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

        This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of EFC common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of EFC common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of KPMG LLP as independent auditors.

        If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

        You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

        If your EFC common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        EFC will pay the cost of solicitation of proxies on behalf of its management. Proxies may be solicited personally or by telephone by directors, officers or other employees of EFC and the Bank without additional compensation. EFC will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such persons for their reasonable expenses in doing so.

        Proxies solicited are to be returned to the Company's transfer agent, LaSalle Bank, N.A. The Board of Directors has designated LaSalle to act as inspectors of election and tabulate the votes at the annual meeting. LaSalle is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the annual meeting, the proxies will be returned to the Company.

Participants in the Bank's ESOP or 401(k) Plan

        If you participate in the Bank's Employee Stock Ownership Plan or if you hold shares through the Bank's 401(k) Plan, you will have received with this proxy statement a voting instruction form for each plan that reflects all shares that you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which voting instructions are not timely received will be voted by the ESOP trustee in the same proportion as shares for which the trustee have received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the EFC Bancorp Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 15, 2003.

Stock Ownership

        The following table provides information as of March 7, 2003 with respect to persons known by the Company to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
EFS Bank Employee Stock Ownership Plan 1695 Larkin Avenue Elgin, Illinois 60123	591,682	(1)	12.88%
Elgin Financial Foundation 1695 Larkin Avenue Elgin, Illinois 60123	463,421	(2)	10.09%

(1)
Under the terms of the ESOP, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 7, 2003, 192,138 shares had been allocated under the ESOP and 399,544 shares remain unallocated. Subject to its fiduciary duties, the ESOP trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion for which the trustee has received voting instructions from participants.

(2)
Elgin Financial Foundation (the "Foundation") was established and funded in connection with the Bank's conversion from mutual to stock form in 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation ("FDIC"), all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by shareholders of the Company.

        The following table provides information about the shares of EFC common stock that may be considered to be owned by each director, nominee for director or named executive officer of the Company and by all directors and executive officers of the Company as a group as of March 7, 2003. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options)		Number of Shares That May Be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding(1)
Directors
Thomas I. Anderson	58,860	(2)(3)	18,000	1.67%
Barrett J. O'Connor	71,267	(2)(4)	48,032	2.57
Larry M. Narum	0		0	*
James J. Kovac	106,403	(2)(4)(5)	62,000	3.62
Vincent C. Norton	36,025	(2)(4)	73	*
Ralph W. Helm.	60,200	(2)(6)	18,000	1.70
Leo M. Flanagan, Jr	50,734	(2)(4)(7)	38,000	1.92
Peter A. Traeger	23,500	(2)	18,000	*
James A. Alpeter	10,222	(2)	2,000	*
Named Executive Officers Who Are Not Also Directors
R. Scott Reining	7,202	(2)(4)	10,100	*
Nancy L. Topalovich	7,753	(2)(4)	16,000	*
All directors and executive officers as a group (19 persons)	656,538		373,688	20.74

*
Does not exceed 1.0% of the Company's voting securities.

(1)
Percentages with respect to each person or group of persons have been calculated on the basis of 4,593,560 shares of the Company's common stock, the number of shares of Company common stock outstanding and entitled to vote as of March 7, 2003, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days of the record date by the exercise of stock options.

(2)
Includes unvested shares awarded under the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan (the "Incentive Plan") as follows: Mr. Anderson, 2,800 shares; Mr. O'Connor, 7,400 shares; Mr. Kovac, 7,400 shares; Mr. Norton, 3,700 shares; Mr. Helm, 2,800 shares; Mr. Flanagan, 3,700 shares; Mr. Traeger, 2,800 shares; Mr. Alpeter, 2,000 shares; Mr. Reining, 1,600 shares; Ms. Topalovich, 2,000 shares. Each participant presently has voting power as to the shares awarded.

(3)
Includes 10,000 shares held by Mr. Anderson's wife and 300 shares held by Mr. Anderson's granddaughter.

(4)
Includes shares allocated under the ESOP as to which the holder has voting power but not investment power as follows: Mr. O'Connor, 10,449 shares; Mr. Kovac, 9,537 shares; Mr. Norton, 4,417 shares; Mr. Flanagan, 2,847 shares; Mr. Reining, 3,507 shares; and Ms. Topalovich 2,924 shares.

(5)
Includes 23,713 shares held by Mr. Kovac's wife, 3,000 shares held by Mr. Kovac's daughter and 12,000 shares held by a trust for which Mr. Kovac serves as trustee.

(6)
Includes 20,000 shares held by Mr. Helm's wife.

(7)
Includes 5,000 shares held by Mr. Flanagan's wife and 2,211 shares held by Brittain & Ketcham, P.C.

Proposals to Be Voted on at The Meeting

Proposal 1. Election of Directors

        EFC's Board of Directors consists of nine members, of which five are independent and four are members of management. The Board is divided into three classes, with approximately one-third of the directors elected each year. Each of the nine members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified. The nominees proposed for election at the annual meeting are Thomas I. Anderson, Barrett J. O'Connor, and Larry M. Narum.

        If any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

        The Board of Directors recommends that you vote "FOR" the election of all nominees named in this proxy statement.

Information with Respect to Nominees,
Continuing Directors and Certain Executive Officers

        Information regarding the nominees for election at the annual meeting, as well as information regarding the directors continuing in office, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of December 31, 2002. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

Nominees for Election of Director

        Thomas I. Anderson the Vice Chairman of the Boards of Directors of the Company and the Bank. Mr. Anderson is the retired President of W.J. Dennis & Company, a packager and distributor of weatherstripping and related products. Age 65. Director since 1986.

        Barrett J. O'Connor is the President and Chief Executive Officer of the Company and the Bank. Age 62. Director since 1984.

        Larry M. Narum is the President of Easter Seal Jayne Shower Center, an Elgin based non-profit agency. Age 56. Director since 2001.

Directors Continuing in Office

        The following directors have terms ending in 2004:

        James J. Kovac is the Executive Vice President and Chief Financial Officer of the Company and Executive Vice President, Chief Financial Officer and Treasurer of the Bank. Age 53. Director since 1986.

        Vincent C. Norton is the Senior Vice President-Loan Officer of the Bank. Age 69. Director since 1974.

        Ralph W. Helm is the President of Ralph Helm Inc., a retail seller and servicer of outdoor power equipment. Age 70. Director since 1991.

        The following directors have terms ending in 2005:

        Leo M. Flanagan, Jr. is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Flanagan is a partner in the law firm of Brittain & Ketcham, P.C., which serves as the Company's and Bank's legal counsel. Age 60. Director since 1980.

        Peter A. Traeger is the President and Chief Executive Officer of Artistic Carton Company, a manufacturer of recycled paperboard and folding cartons. Age 44. Director since 1994.

        James A. Alpeter is the owner and President of Andrews Packaging Company, a company that distributes industrial packaging products. Age 62. Director since 1999.

Named Executive Officers Who Are Not Also Directors

        R. Scott Reining is the Senior Vice President and Chief Commercial Lending Officer of the Bank. Mr. Reining has been employed by the Bank since 1999. Age 47.

        Nancy L. Topalovich is a Senior Vice President of retail operations of the Bank. Ms. Topalovich has been employed by the Bank since 1999. Age 48.

Meetings and Committees of the Board of Directors

        The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. The Board of Directors of the Company meets at least on a quarterly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held 14 meetings and the Board of Directors of the Bank held 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.

        Audit Committee.    The Audit Committee consists of Messrs. Alpeter, Anderson and Traeger. The purpose of the Audit Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings. This committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The committee met 3 times in 2002.

        Compensation Committee.    The Compensation Committee consists of Messrs. Alpeter, Anderson, Helm, Narum and Traeger. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met 2 times in 2002.

        Nominating Committee.    The Nominating Committee consists of Messrs. Alpeter, Norton and Traeger. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Corporate Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee met on January 21, 2003.

Directors' Compensation

        Fee Agreement.    All outside directors of the Bank receive a fee of $2,000 for each regular and special Board meeting which they attend. The Vice Chairman receives an additional $1,250 for each regular and special Board meeting attended. All outside directors of the Bank receive a fee of $200 to $300 (depending on the committee) for each committee meeting attended, except that no fees are paid for attending a meeting of the Executive or CRA Committees. All outside directors of the Company receive a $5,000 annual retainer, payable semi-annually.

        Advisory Directors.    The Bank maintains a Board of Advisory Directors which consists of former Directors of the Bank. Pursuant to the Bank's Bylaws, Directors must retire as of the annual meeting of stockholders immediately following the attainment of age 70 and any Director who retires because of such age limitation is eligible to be appointed as an Advisory Director. Advisory Directors have no vote and receive meeting fees as determined by resolution of the Directors of the Bank, currently $500 for each Board meeting attended.

Executive Compensation

Summary Compensation Table

        The following information is furnished for the Chief Executive Officer and all other executive officers of EFC and the Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2002. These persons are sometimes referred to in the proxy statement as the "named executive officers."

Long-Term Compensation
		Annual Compensation		Awards
Name and Principal Positions	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Barrett J. O'Connor President and Chief Executive Officer of the Company and the Bank	2002 2001 2000	$227,000 221,000 215,000	$62,448 62,700 40,000	— — —	— — —	$33,583 23,559 21,767
James J. Kovac Executive Vice President and Chief Financial Officer of the Company; Executive Vice President, Chief Financial Officer and Treasurer of the Bank	2002 2001 2000	$194,000 189,000 183,677	$53,369 52,140 35,000	— — —	— — —	$32,576 21,883 19,464
Leo M. Flanagan, Jr. The Company and Bank's Chairman of the Board	2002 2001 2000	$105,000 75,000 70,000	$28,886 14,520 10,000	— — —	— — —	$17,631 6,269 4,802
R. Scott Reining Senior Vice President, Chief Commercial Lending Officer	2002 2001 2000	$113,500 110,000 105,000	$24,424 25,019 15,000	— — —	— — —	$19,058 15,235 13,270
Nancy L. Topalovich Senior Vice President, Retail Operation	2002 2001 2000	$100,000 90,000 85,000	$26,189 22,113 15,000	— — —	— — —	$16,791 12,823 10,742

(1)
Under Annual Compensation, the column titled "Salary" includes directors' fees and amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan.

(2)
Stock awards to the named executive officers vest in five equal annual installments beginning on the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following change in control. The vesting of awards may also be accelerated upon retirement. The number and value of all unvested shares of restricted stock held by each named executive officer as of December 31, 2002 is as follows, based on $18.25, the closing price of the Company's common stock on December 31, 2002:

	Number of Unvested Shares	Value of Unvested Shares
Barrett J. O'Connor	7,400	$135,050
James J. Kovac	7,400	$135,050
Leo M. Flanagan, Jr.	3,700	$67,525
R. Scott Reining	1,600	$29,200
Nancy L. Topalovich	2,000	$36,500

(3)
"All Other Compensation" represents the value of the individual's allocation under the ESOP as of December 31 of the year for which the allocation was made.

Employment Agreements

        The Company and Bank currently maintain three-year employment agreements with Messrs. O'Connor and Kovac. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the terms of the Bank employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed at least annually. The base salaries which are currently effective for the employment agreements for Messrs. O'Connor and Kovac are $235,000 and $200,800, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

        The employment agreements provide for termination by the Company and Bank for cause, as described in the employment agreements, at any time. If the Company or Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the base salary and bonus payments that would have been paid to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Bank during the remaining term of the employment agreement. The Company and Bank would also continue the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

        Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Bank (as described in the agreements), the executive or, if the executive dies, his beneficiary, would be generally entitled to a severance payment equal to three times the average of the five preceding taxable years' annual compensation. The Company and Bank would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Company and Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

        Management Supplemental Executive Retirement Plan.    The Bank currently maintains a Management Supplemental Executive Retirement Plan ("Management SERP") to provide certain officers and highly compensated employees, designated by the Board of Directors, with additional retirement benefits. The Management SERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant, the benefits under the SERP are determined by first: (1) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and (2) reducing that number by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between these figures by the average fair market value of the common stock over the preceding five years. Benefits under the Management SERP vest in 20% annual increments over a five-year period commencing as of the date of a participant's participation in the Management SERP. The vested portion of the Management SERP participant's benefits are payable upon the retirement of the participant upon or after the attainment of age 65.

        Supplemental Executive Retirement Plan.    During 2002, the Bank entered into supplemental executive retirement agreements with certain executive officers, including each of the named executive officers. The supplemental agreements are intended to provide each of the executives with a supplemental benefit following their termination of employment. Under the agreements, each of the executives will receive an annual benefit for a period of 15 years following the executive's termination of employment on or after attaining age 65. The annual normal retirement benefits, subject to subsequent increases by the board of directors at its discretion, for Messrs. O'Connor, Kovac, Flanagan, Reining, and Ms. Topalovich equal $64,300, $76,500, $41,900, $53,900, and $49,900, respectively. The agreements also provide each of the executives with an annual benefit that may be reduced in the event they terminate employment or become disabled prior to attaining age 65, depending on the number of years of service they have completed with the Bank. Upon a change in control, each of the executives becomes entitled to 100% of his or her normal annual benefit. Upon an executive's death, the beneficiary of each executive becomes entitled to the benefit to which the executive would have been entitled at the time of death, unless the executive dies while in active service with the Bank. In that case, the executive's beneficiary becomes entitled to 100% of the normal benefit that would have been paid had the executive terminated employment after attaining age 65.

        During 2002, the Bank entered into supplemental executive retirement agreements with each of the non-employee directors of the Bank. The supplemental agreements are intended to provide each of the executives with a supplemental benefit following their termination of service with the board of directors. Under the agreements, each of the directors will receive an annual benefit of $15,500 for a period of 10 years following the director's termination of service with the board on or after attaining age 70. The agreements also provide each of the directors with an annual benefit that may be reduced in the event they terminate service or become disabled prior to attaining age 70, but after attaining age 65. Upon a change in control, each of the directors becomes entitled to 100% of his normal annual benefit. Upon a director's death, the beneficiary of each director becomes entitled to the benefit the director would have been entitled at the time of death, unless the director dies while in active service with the Bank. In that case, the director's beneficiary becomes entitled to 100% of the normal benefit that would have been paid had the director terminated service after attaining age 70.

Fiscal Year-End Option Values

        The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by Messrs. O'Connor, Kovac, Flanagan, Reining and Ms. Topalovich as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock. Mr. Reining and Ms. Topalovich did not exercise any options during the year ended December 31, 2002.

		Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
				Value of Unexercised In-the-Money Options at Fiscal Year-End
	Number of Exercised Securities During 2002
Name
		Exercisable	Unexercisable	Exercisable	Unexercisable
Barrett J. O'Connor(1)	31,968	48,032	20,000	$342,228	$142,500
James J. Kovac(1)	2,000	62,000	16,000	441,750	114,000
Leo M. Flanagan, Jr.(1)	2,000	38,000	10,000	270,750	71,250
R. Scott Reining(2)	—	10,100	9,900	82,863	82,950
Nancy L. Topalovich(3)	—	12,000	8,000	94,500	63,000

(1)
The options have an exercise price of $11.125. The price of the common stock on December 31, 2002 (the last trading day of 2002) was $18.25.

(2)
Options to purchase 6,300 shares have an exercise price of $10.375 and options to purchase 3,800 shares have an exercise price of $9.50.

(3)
The options have an exercise price of $10.375.

        The reports of the Compensation and Audit Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation

        Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

        Compensation Policies.    The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions toward achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its shareholders. In furtherance of these objectives, the Company and Bank maintain a compensation program for executive officers which consists of both cash and equity based compensation.

        The Compensation Committee, all of whom are independent Board members, determine the compensation for the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, generally based upon a review of their performance during the prior year and competitive data for that position. For compensation of executive officers, other than themselves, the Chief Executive Officer and the Chief Financial Officer make recommendations to the Compensation Committee for the compensation of all executive officers of the Bank. In this process, the officers are evaluated as to their performance during the year and compared to the Bank's performance and thrift industry compensation surveys for comparable positions at other thrift institutions. The Compensation Committee generally follows management's recommendations.

        The compensation package available to executive officers is composed of the following components:

  (1)
  base salary;

  (2)
  annual cash incentive awards; and

  (3)
  long term incentive compensation, including option and stock awards.

        Base Salaries.    Salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Compensation Committee utilized the "2002 America's Community Bankers Compensation Survey" in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in the $500 million to $1 billion asset size in the Midwest Region which includes Illinois, Indiana, Iowa, Michigan, Missouri and Wisconsin.

        Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

        Annual Cash Incentive Awards.    As discussed under "Base Salaries," cash incentive awards are intended to be consistent with comparative practices of other comparable financial institutions and each executive officer's level of responsibility, as reported in the "2002 America's Community Bankers Compensation Survey." Such awards are based on achieving performance related goals by each executive officer during the year.

        Long Term Incentive Compensation.    The Company maintains the EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and the Stock Option Plan and the EFC Bancorp, Inc. 2000 Stock Option Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. The value of this component of compensation increases as the common stock of the Company appreciates in value.

        Chief Executive Officer Compensation.    The base salary of Barrett J. O'Connor as the Chief Executive Officer for fiscal year 2002 was $227,000. This salary is in line with similar-sized public thrifts in Illinois as reported by the "2002 America's Community Bankers Compensation Survey." The Compensation Committee authorized a 2002 cash incentive award to Barrett J. O'Connor in the amount of 27.5% of his 2002 base salary.

Submitted by the Compensation Committee of EFC's Board of Directors

Peter A. Traeger, Chairman
James A. Alpeter
Thomas I. Anderson
Ralph W. Helm
Larry M. Narum

Compensation Committee Interlocks and Insider Participation

        No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

Report of the Audit Committee

        The Audit Committee of the Company's Board of Directors is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which was included in the 2001 proxy statement. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the American Stock Exchange.

        The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

Thomas I. Anderson, Chairman
James A. Alpeter
Peter A. Traeger

        Stock Performance Graph.    The following graph shows a comparison of shareholder return on the Company's common stock based on the market price of common stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the MG Index for Savings and Loans for the period beginning on April 6, 1998, the day the Company's common stock began trading, through December 31, 2002. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's common stock. The data was supplied by Media General Financial Services, a data service provider for publicly traded financial institutions.

Summary

	04/06/98	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
EFC Bancorp, Inc.	100.00	73.73	70.47	76.86	106.98	145.57
AMEX Market Index	100.00	92.28	115.05	113.64	108.40	104.07
MG Index For Savings and Loans	100.00	82.43	66.26	107.42	114.19	134.57

Notes:

A.
The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B.
The indexes are reweighted daily, using the market capitalization on the previous trading day.

C.
If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on its review of the copies of the reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, each of its executive officers and directors has complied with all applicable filing requirements; except for Mr. O'Connor with respect to a transaction for whom a Form 4 was filed late due to an administrative error.

Transactions With Management

        The Bank offers directors, officers and full-time employees of the Bank who satisfy certain criteria and the general underwriting standards of the Bank, adjustable-rate mortgage loans with interest rates which may be up to 1% below the rates offered to the Bank's other customers. This program is called the Employee Mortgage Rate ("EMR"). The EMR is limited to the purchase or refinance of a director's, officer's or employee's owner-occupied primary residence. Loan application fees are waived for all EMR loans. The EMR normally ceases upon termination of employment. Upon termination of the EMR, the interest rate reverts to the contract rate in effect at the time that the loan was originated. All other terms and conditions contained in the original mortgage and note continue to remain in effect. With the exception of EMR loans, the Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Set forth below is certain information with respect to the EMR loans made by the Bank to executive officers or directors of the Bank or the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 2002.

Name	Position	Date of Loan	Maturity Date of Loan	Largest Amount Outstanding Since January 1, 2002	Balance as of February 28, 2003	Interest Rate as of February 28, 2003
Alpeter, James	Director	01/02/01	02/01/31	$356,070	$350,180	5.10%
Anderson, Thomas	Vice Chairman	11/18/00	01/01/31	314,034	—	5.89
Flanagan, Leo	Chairman	03/09/98	04/01/13	125,707	—	5.75
Flanagan, Leo	Chairman	03/12/02	04/01/32	210,000	—	5.40
Flanagan, Leo	Chairman	07/29/02	08/01/17	260,000	247,446	5.10
Gosse, Jerry	Compliance Off.	03/20/97	03/01/27	130,905	—	5.75
Gosse, Jerry	Compliance Off.	04/23/02	06/01/32	132,000	130,122	5.25
Helm, Ralph	Director	08/21/99	09/01/29	405,159	395,830	4.75
Kovac, James	C.F.O/Executive Vice Pres./Director	04/19/00	05/01/30	138,596	133,575	5.10
Larry M. Narum	Director	07/22/02	08/31/32	400,000	397,139	5.10
Norton, Vincent	Senior Vice Pres./Director	02/02/98	03/01/13	91,211	—	5.50
O'Connor, Barrett	C.E.O./Director	02/20/98	03/01/13	128,236	—	5.50
O'Connor, Barrett	C.E.O./Director	04/17/02	05/01/32	161,820	—	5.00
O'Connor, Barrett	C.E.O./Director	11/05/02	12/01/32	351,600	350,714	4.75
Traeger, Peter	Director	06/10/99	07/01/29	412,555	—	5.50
Traeger, Peter	Director	11/18/02	12/01/32	409,000	407,886	4.75

        Leo M. Flanagan, Jr. is a partner in the law firm of Brittain & Ketcham, P.C. (the "firm"), which acts as counsel to the Company and the Bank. During 2002, the Company and the Bank made payments to the firm for legal services totaling $23,083.

Proposal 2. Ratification of the Appointment of
Independent Auditors

        The Company's independent auditors for the year ended December 31, 2002 were KPMG LLP. The Company's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the Company for the fiscal year ending December 31, 2003, subject to ratification of such appointment by the shareholders.

        Representatives of KPMG LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

        The Board of Directors recommends that you vote "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

        The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2002 by KPMG LLP:

Audit Fees	97,700
Financial information and systems design and implementation fees(1)	—
All other fees(2)	69,000

(1)
No fees were incurred related to financial information and systems design and implementation services.

(2)
Primarily includes tax related services and other audit related fees.

        The Audit Committee believes that the provision of non-audit services by KPMG LLP are compatible with maintaining KPMG LLP's independence.

Additional Information

Shareholder Proposals

        To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders, a shareholder proposal must be received by the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than November 20, 2003. If such Annual Meeting is held on a date more than 30 calendar days from April 22, 2004, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. § 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

        The Company's Bylaws provide that in order for a stockholder to make proposals for business to be brought before the annual meeting, the business must relate to a proper subject matter for stockholder action and the stockholder must give timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

        The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors, the stockholder must give timely notice in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

        The requirements for the content of both a stockholder's notice of proposal for business and a stockholder's notice of nominations can be found in the Company's Bylaws, a copy of which may be obtained from the Company.

Other Matters Which May Properly Come Before the Meeting

        The Board of Directors knows of no business which will be presented for consideration at the annual meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Householding of Proxy Statements and Annual Reports

        The Securities and Exchange Commission recently adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address—a practice known as "householding." Householding may provide greater convenience to shareholders and save the Company money by reducing excess printing costs. The Company has not chosen householding for mailing to the Company's registered holders for this year. However, if you hold your shares in street name (i.e., through a broker or banker), your broker, banker or an agent thereof may choose to household mailings of the Company's proxy statement and annual report.

        If you are the beneficial owner, but not the recordholder, of the Company shares at a shared address to which a single copy of both the proxy statement and annual report have been delivered and wish to receive a copy of this proxy statement and the annual report, you will need to provide a written request to Ursula Wilson of EFC Bancorp, Inc. at 1695 Larkin Avenue, Elgin, Illinois 60123, and provide your name and mailing address to request a copy of the proxy statement and the annual report.

Miscellaneous

        The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on March 7, 2003. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Corporate Secretary of the Company. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        A copy of the Company's Form 10-K for the fiscal year dated December 31, 2002, as filed with the SEC will be furnished without charge to all persons who were shareholders as of the close of business on March 7, 2003 upon written request to Jerry L. Gosse, EFC Bancorp, Inc., 1695 Larkin Avenue, Elgin, Illinois 60123.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          Ursula Wilson
                           Corporate Secretary

Elgin, Illinois
March 20, 2003

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are requested to sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

April 22, 2003
2:00 P.M. CENTRAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the official proxy committee of the Board of Directors of EFC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 22, 2003, at 2:00 p.m. Central time, at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

/*\ FOLD AND DETACH HERE /*\

EFC BANCORP, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.        ☒

		For	Vote Withheld	For All Except	Nominee's Excepted			For	Against	Abstain
1.	The election as directors of all nominees listed (except as marked to the contrary at the right). Thomas I. Anderson Barrett J. O'Connor Larry M. Narum	☐	☐	☐		2.	The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2003.	☐	☐	☐
	INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided at the right.
	The Board of Directors Recommends that you vote "FOR" both of the listed proposals.
Please complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Date

Signature(s) of Shareholder(s)
This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.	The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 20, 2003 and of the Annual Report to Shareholders.
/*\ FOLD AND DETACH HERE /*\

EFC BANCORP, INC.

ADMISSION TICKET

EFC BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

Tuesday, April 22, 2003
2:00 p.m., Central time
Best Western Plaza Hotel & Convention Center
345 West River Road
Elgin, Illinois

        If you plan to attend the meeting, please bring this Admission Ticket to the meeting with you.

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that HSBC Bank USA, the Employer Stock Fund Trustee, is the holder of record and custodian of all shares credited to me of EFC Bancorp, Inc. common stock under the Elgin Financial Center, SB 401(k) Employee Benefit Plan and Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 22, 2003.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).
FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Thomas I. Anderson	Barrett J. O'Connor	Larry M. Narum

      INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2003.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        I understand that my voting instructions are solicited on behalf of HSBC Bank USA, the Employer Stock Fund Trustee, for the Company's Annual Meeting of Shareholders to be held on April 22, 2003.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 15, 2003.

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of EFC Bancorp, Inc. (the "Company") common stock under the EFS Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 22, 2003.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).
FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Thomas I. Anderson	Barrett J. O'Connor	Larry M. Narum

      INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2003.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 15, 2003.

Name	Shares

VOTE AUTHORIZATION FORM

        I, the undersigned, understand that First Bankers Trust Company, N.A., the Incentive Plan Trustee, is the holder of record and custodian of all shares awarded to me of EFC Bancorp, Inc. common stock under the Incentive Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 22, 2003.

        Accordingly, you are to vote my shares as follows:

1.
The election as directors of all nominees listed (except as marked to the contrary below).
FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
Thomas I. Anderson	Barrett J. O'Connor	Larry M. Narum

      INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

2.
The ratification of the appointment of KPMG LLP as independent auditors of EFC Bancorp, Inc. for the year ending December 31, 2003.
FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

        I understand that my voting instructions are solicited on behalf of First Bankers Trust Company, N.A., the Incentive Plan Trustee, for the Company's Annual Meeting of Shareholders to be held on April 22, 2003.

Date	Signature

        Please date, sign and return this form in the enclosed postage-paid envelope no later than April 15, 2003.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS April 22, 2003
VOTE AUTHORIZATION FORM
VOTE AUTHORIZATION FORM
VOTE AUTHORIZATION FORM